UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

Date of Report (Date of earliest event reported): February 11, 2010

OAKRIDGE INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	-------------	98-0648307
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1609, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+1 206 424 7587
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In accordance with the Company's Bylaws, certain shareholders representing 69.12% of the issued and outstanding shares of the Company, elected and appointed Mr. Xiong Xu as Director of the Company on February 11, 2010.

For the past 5 years, Mr. Xiong Xu has been the managing director of Shenzhen C&A International Logistics Co., Ltd. in Shenzhen, China. Mr. Xu has extensive experience in the areas of sales, marketing and administration in the logistics industry in China and South East Asia. Mr. Xu holds a degree of Business Management from the Foshan University in China.

There is no family relationship among the directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2010	OAKRIDGE INTERNATIONAL CORPORATION

By: /s/ Sau Shan Ku
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Name: Sau Shan Ku
Title: Secretary